UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 29, 2026
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 29, 2026, PubMatic, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 34,941,828 shares of the Company’s Class A common stock and Class B common stock collectively, or approximately 74.86% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The holders present voted on the three proposals presented at the Annual Meeting as follows:
Proposal One – Election of Directors
The Company’s stockholders approved the election of eight directors, each to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan Daimler	88,485,605	12,419,605	6,266,964
Shelagh Glaser	100,450,963	454,247	6,266,964
Amar K. Goel	100,066,773	838,437	6,266,964
Rajeev K. Goel	100,436,437	468,773	6,266,964
Anton Hanebrink	100,432,875	472,335	6,266,964
Ramon Jones	94,064,997	6,840,213	6,266,964
Nick Mehta	100,252,334	652,876	6,266,964
Jacob Shulman	100,327,026	578,184	6,266,964

Proposal Two – Ratification of Appointment of Independent Registered Accounting Firm
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the year ending December 31, 2026 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,944,394	197,699	30,081	0

Proposal Three – Advisory Vote on the Compensation of the Named Executive Officers
The Company’s stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,599,461	3,188,337	117,412	6,266,964

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: June 2, 2026	By:	/s/ Andrew Woods
Andrew Woods
General Counsel and Secretary